UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) January 19, 2016

Eos Petro, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520 Los Angeles, California 90067
 (Address of principal executive offices)
(310) 552-1555
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of John Mitola as Director

On January 19, 2016, John Mitola resigned from his position as a director on the Board of Directors of Eos Petro, Inc. (the "Company") effective immediately. Mr. Mitola's resignation stemmed from personal reasons, and was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eos Petro, Inc.
(Registrant)

Dated: as of January 25, 2016	By:	/s/ Nikolas Konstant
Nikolas Konstant
Chairman of the Board and
Chief Financial Officer